Investment Adviser
      Legg Mason Fund Adviser, Inc.                         Annual Report
      Baltimore, MD                                        March 31, 1997

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh                                       Legg Mason
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services                      Value Trust, Inc.
      Boston, MA
                                                         Special Investment
Custodian                                                    Trust, Inc.
      State Street Bank & Trust Company
      Boston, MA                                      Total Return Trust, Inc.

Counsel
      Kirkpatrick & Lockhart LLP                      Putting Your Future First
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.                           [Legg Mason Logo]
      Baltimore, MD                                            FUNDS

      This report is not to be distributed unless preceded or accompanied by a prospectus.

             Legg Mason Wood Walker, Incorporated
            --------------------------------------
                   111 South Calvert Street
           P.O. Box 1476, Baltimore, MD 21203-1476
                410 (bullet) 539 (bullet) 0000

[Recycle Logo] Printed on Recycled Paper

LMF-002
5/97

To Our Shareholders,



   We are pleased to provide you with combined annual reports for the Legg Mason Value Trust, Special Investment Trust and Total Return Trust for their fiscal years ended March 31, 1997. If you own more than one of these Funds, this combined report will eliminate extra mailings to your home. If you own only one of these Funds, you may be interested in reviewing information on the other Funds.

   The following table summarizes key statistics for the Primary Class of shares of each Trust, as of March 31, 1997:

                                                  3 Month            12 Month
                                               Total Return*       Total Return*
                                               -------------       -------------
      Value Trust                                  3.4%                33.6%
      Special Investment Trust                    -4.6%                11.6%
      Total Return Trust                           2.0%                24.3%
      S&P 500 Composite Index                      2.7%                19.8%
      Value Line Index of 1700 stocks              -.6%                10.1%
      Russell 2000 Index                          -5.2%                 5.1%

   As the table indicates, the Value Trust and Total Return Trust outperformed both the Standard and Poor's and Value Line indexes by impressive margins during the twelve months ended March 31. The Special Investment Trust, which invests principally in securities of small and mid-sized companies underperformed the Standard and Poor's Index (which consists of the securities of 500 of America's largest companies), but surpassed the broader based Value Line Index of 1700 stocks and the Russell 2000 Index of 2,000 small and medium sized companies.

   Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report. We are particularly pleased that the Value Trust, our original equity fund, has earned an annual compounded return for shareholders of 18.7% over its fifteen year history.

   On the following pages, Bill Miller, the portfolio manager for Value Trust and Special Investment Trust and Nancy Dennin, the portfolio manager for Total Return Trust, discuss the investment outlook for the Funds. We are pleased to report that Nancy, who has served as a co-portfolio manager of Total Return Trust for the past 6 years, recently became Total Return Trust's portfolio manager. In this role, she will have primary authority for portfolio management decisions, continuing to work closely with Bill Miller and her colleagues at Legg Mason Fund Adviser, Inc., the Legg Mason investment advisory subsidiary responsible for management of the Funds.

   Coopers and Lybrand L.L.P., independent accountants for all of these Funds, have completed their annual examination, and audited financial statements for the fiscal year ended March 31, 1997 are included in this report.

                                                 Sincerely,



                                                 /s/ John F. Curley, Jr.
                                                 __________________________
                                                 John F. Curley, Jr.
                                                 President

May 9, 1997


--------------------------------------------------------------------------------
*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments



   The end of the first calendar quarter of 1997 is the end of the fiscal year for our Funds. SEC regulations require that investment advisors discuss market conditions and strategies that materially affected a fund's results during its fiscal year. The format of this letter, a departure from our usual random, digressive style, is designed to facilitate covering the topics required by the regulators.

Review of Fiscal Year 1997 Market Conditions

   Large capitalization stocks performed strongly in the year ending March 31, 1997, returning 19.83% as measured by the S&P 500. Broader measures of stock performance did not fare as well. The Value Line index, which includes both large and small companies, rose 10.12% during that period. The Russell 2000 index, which covers mostly smaller companies, rose only 5.11%. It does not require an advanced degree in logic to surmise that investors whose portfolios were concentrated in large company securities fared far better than those whose investments were primarily in small and mid-sized equities.

   The disparity in small stock performance was particularly acute in the first calendar quarter (our last fiscal quarter) of 1997. The Russell 2000 index was down 5.17% in that period, while the S&P 500 rose 2.68%.

   The Russell 2000 peaked in January at 370, and has since fallen about 10%. Concerns about earnings, about the appropriate level of valuation, and about Federal Reserve policy, have combined to keep pressure on this sector of the market.

   The S&P 500 reached an interim high on February 18 at 816. As in 1996, the S&P performed strongly in the first 6 weeks of calendar 1997, rising about 8.5%. On March 25, the Federal Reserve Board raised short-term interest rates 25 basis points (100 basis points = 1%). Since that time, the market has generally had a downward bias as investors readjust portfolios in response to present or anticipated levels of interest rates, earnings, and inflation.

Strategies Affecting Fiscal Year '97 Results

General:

   The Value Trust, Special Investment Trust, and Total Return Trust follow a value investing style. Value investors attempt to evaluate the intrinsic worth of a company and purchase securities in that company at prices representing a substantial discount to calculated value. Estimates of business value are subject to substantial uncertainty arising from, but not limited to, the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and so forth. We attempt to minimize the potentially unfavorable consequences of errors in the estimation of business value by building in a margin of safety between our estimates and the price we are willing to pay for a security.

   A variety of quantitative methods and qualitative assessments are used to estimate business value. These include, but again are not limited to, traditional valuation measures such as price earnings ratios, price to book value and price to cash flow ratios, both prospective and historic. Comparative valuation work is extensive, and includes historic, prospective, and scenario-based methods, as well as volatility analyses. Theoretical valuation frameworks are also employed. Discounted cash flow and free cash flow analyses are extensively employed, as are private market and liquidation value analyses.

   Qualitative assessment of business prospects involves studying companies' products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks, and more. We pay particularly close attention to corporate capital allocation policies and the returns resulting therefrom. We believe a management's commitment to shareholder value is often best demonstrated by how they allocate capital.

   The Funds' management also devotes considerable time to the study of important academic work in financial theory and in experimental economics. We have found recent work in behavioral finance and complex adaptive systems to be particularly important in assessing and understanding markets, investor behavior, and competitive strategy.

Value Trust:

   The Value Trust has followed a consistent investment strategy for many years. It is characterized by careful attention to value, a focused portfolio, and low turnover. The Fund had an excellent year, significantly outperforming all relevant indices of both the market and comparable mutual funds. In 1996, the Fund's management believed that attractive values were appearing in technology stocks, an area where valuation work is often complicated and difficult. The Fund purchased large positions in a variety of technology companies such as Dell Computer, Seagate Technology, and Western Digital when such shares were under severe pressure due to concerns about earnings' prospects. The Fund also added to other technology holdings such as IBM during similar periods in the year. When those concerns did not materialize, the shares of those companies rose sharply, adding materially to the Fund's returns. We also benefited from our long standing position in banks and financial services companies, which performed strongly in the past twelve months. Our returns were also enhanced by mostly avoiding stocks whose shares suffered heavy losses. We believe our focus on having a margin of safety in the purchase price contributed to the relative lack of poor performers in the portfolio.

Special Investment Trust:

   The Special Investment Trust follows the same investment strategy as the Value Trust, but mostly operates in a different market segment: small and mid-sized companies and special situations. The Fund performed well in the 12 months ended March 31, 1997, outperforming the Russell 2000 index, as well as the average fund that invests in small and mid-sized companies.

   The Fund's results were benefited by many of the same factors described above in the Value Trust section: a timely commitment to depressed and controversial technology stocks and solid performance from financials. We also benefited from takeover activity, as several of our holdings were acquired at prices in excess of prevailing market value. While not predictable as to timing, takeovers have often contributed to returns. Takeover value (private market value) is an important aspect of the Fund's over-all analytic efforts.

Total Return Trust:

   The Total Return Trust follows a similar investment strategy as the Value Trust and the Special Investment Trust, while focusing on securities with above market yields. The Fund had an excellent year in fiscal 1997, significantly outperforming all relevant indices of both the market and comparable mutual funds. The Fund's results over the last twelve months benefited from our long standing position in banks and financial services companies. Two of the Fund's thrift holdings, Great Western Financial and Standard Federal Bank, announced agreements to be acquired at significant premiums to where they were trading at the beginning of the twelve month period, with Great Western up 67%, and Standard Federal up 39%.

   In addition to focusing on securities with above market yields, our objective is to have the Fund's results be less volatile than those of the overall market. Our returns over the last twelve months were enhanced mostly by avoiding stocks whose shares suffered heavy losses. We believe our focus on having a margin of safety in the purchase price contributed to the relative lack of poor performers in the portfolio.

   Given our outlook for market returns going forward, as described elsewhere in this report, we believe securities with relatively high, secure dividends will do quite well. For example, the real estate investment trusts (REITs) held in the portfolio have an average current yield of 7.3%, and are expected to grow their dividends 4-6% over the next twelve months, implying total returns in the 11-13% range.

Market Outlook: Near Term

   As usual, we are agnostic about the market's near term direction. A variety of valuation tools suggest that stock prices in the aggregate approximate fair value, a view with which we concur. Prices should tend in the direction of market participants' shifting views about interest rates and earnings prospects. At this writing, the correlation between stock and bond prices during the past month has been over 90%, indicating that investors are overwhelmingly focused on Federal Reserve policy and 30-year bond prices. Market direction is being dictated by the direction of interest rates. This is a departure from what prevailed in most of the past year or so. Bond yields have risen and bond prices have fallen since the beginning of 1996, while stocks are up sharply over the same period. We think that this divergence is over and that stocks and bonds will move more synchronously over the balance of the year. If they do diverge, we believe it will be to the benefit of bonds over stocks, since the most likely cause of divergence would be poorer earnings prospects as the economy slows.

   We believe that calendar 1997 will be characterized by moderate economic growth and subdued inflation. Corporate profits growth could be in the 8-10% area. Subject to the interest rate concerns noted above, we think the probabilities favor a moderate stock market advance, albeit with perhaps more volatility than has been common over the past few years.

Market Outlook: Long Term--The Era of Extraordinary Returns is Over; "Return to Normalcy"

   In the 1920 Presidential election, Senator Warren G. Harding, a former Ohio newspaper editor, promised a return to normalcy. The country had experienced both the activism of Teddy Roosevelt and the idealism of Woodrow Wilson. He thought neither extreme suited the post-war mood. According to one source, "Voters responded to his genial nature, impressive stature, and bland message; he won in a landslide."

   We think that after the inflation driven extremes in hard asset returns in the 1970's, and the abnormally high returns in bonds from 1981-1993 and in stocks from 1982-1996, a return to normalcy is in store for investors across a variety of asset classes. For much of the past 20 years, returns far higher than historic norms could be achieved by following investment strategies simple enough to fit on a bumper sticker: e.g. in the 70's buy oil, buy gold; in the 80's, buy bonds; in the 90's, buy stocks. Oil, gold, and bonds are mostly undifferentiated assets, one is pretty much like another. With stocks, the question of which one (or ones) to buy was likewise easy. For most of the past 15 years, no work was required: if you bought an index fund you earned far higher returns than historic norms, and you beat almost all the stock investors who bothered to actually do the work and understand what they own. The past 15 years have seen the highest returns of any 15 year period in stock market history.

   From the bond market bottom on October 26, 1981 until the top on October 15, 1993, investors in government bonds earned average annual returns of 16.2% per year! This compares to returns of 5.1% per year from 1926 through 1996. Excluding the extraordinary return of the past 15 years, the long-term return of bonds averaged just 3.2% per year from 1926 through 1981. Today's bond yields of over 7% are thus quite high by historical standards. (But not as high as they look; read on.)

   During the same period (Oct. 1981-Oct. 1993) the S&P 500 rose 16.54% per year, just about the same as bonds. But 1926-1996 returns in stocks were more than double those of bonds, averaging 10.7% per year.

   Since the bond market peak in late 1993, stocks have far outperformed bonds, rising in 1994, 1995, and 1996, while bonds declined in both 1994 and 1996. Bonds are down again this year, while the S&P 500 is up modestly.

   One problem in assessing long-term rate of return data is what physicists call sensitive dependence on initial conditions. It matters to the measurement where the measurement begins. Returns measured from lows to highs give one perspective, those measured on a calendar basis another. Economist Peter Bernstein has attempted to adjust for this phenomenon in a new study of stock and bond returns. He found that stock returns have averaged 9.6% per year (including dividends) across wide historical periods. Inflation has averaged 3.9%, meaning the real return on stocks has been 5.7% per year. This is moderately lower than the 10.7% return noted above.

   With bonds, the sensitivity to the starting point was more acute. Actual returns were about 6%, higher than the 1926-1996 average of 5.1%.

   From this data, we can make some reasonable judgments about future rates of return in stocks. With dividend yields of only 2%, stock prices will have to rise 7.6% per year to equal the long-term average. If valuations remain the same at about 17x earnings, earnings growth will have to average 7.6% per year. Over the past 40 years earnings have grown at just under 6%. In the past ten years, earnings growth has averaged almost 9%. Most analysts' forecasts peg the next 5 years earnings growth rate at about 7%.

   Reasonable expectations for stock returns would thus seem to be in the 9-10% range ( 2% yields with 7 or 8% earnings growth) or about the long-term historic norm. This is far below the returns of the past 15 years.

   We think that the period of extraordinary returns in bonds ended in October 1993, when yields fell well under 6%. Today's 7% coupons are good, but they are a long way from the 16% annual rates earned when yields peaked and prices bottomed in 1981.

   We believe that the period of extraordinary stock returns that began in 1982 ended in 1996. Valuations are too high and future growth rates too low for stocks to average more than 9 or 10% per year. Although earnings growth is still solid, pricing power is non-existent, unemployment is low, and wage pressures are building. Corporate profit margins are high by historical standards, suggesting that competitive pressures may result in weakening margins and reduced profits when the economy slows from its present 4% pace. We think that, absent some deus ex machina, 9-10% long-term returns are the best that can reasonably be expected. Sensible investors will be prepared for periods, perhaps extended, where returns are well below those levels, or even negative.

   A return to normalcy in stocks, like Harding's message in 1920, may seem rather bland compared to the excitement of the past few years. We believe though, that such returns will still exceed those of bonds and cash, and that equity investors will continue to be rewarded for their commitment to that asset class.



                                                  Bill Miller, CFA
                                                  Nancy T. Dennin, CFA

May 9, 1997
DJIA 7169.53

Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of March 31, 1997

         The returns shown on these pages, are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 1997 for the Value Line Geometric Average ("Value Line") and S&P 500 Stock Indices are shown in the table below (individual fund performance is shown with its respective graph).

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         Average annual total returns as of March 31, 1997 were as follows:

                                                   Value     Special Investment   Total Return    Value Line    S&P 500 Stock
                                                   Trust            Trust             Trust          Index          Index
-----------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                +33.59%           +11.58%          +24.33%        +10.12%        +19.83%
          Five Years                              +20.36            +12.47           +15.99         +10.46         +16.41
          Ten Years                               +13.10            +11.80           +10.75          +6.26         +13.36
          Life of Class--Value Trust(A)           +18.70                                            +10.60         +17.34
          Life of Class--Special Investment(B)                      +13.07                           +8.03         +15.42
          Life of Class--Total Return(C)                                             +11.08          +8.14         +15.88
        Navigator Class:
          One Year                                +34.97            +12.81           +25.67         +10.12         +19.83
          Life of Class(D)                       +109.42            +20.16           +25.50         +16.61         +26.70
-----------------------------------------------------------------------------------------------------------------------------

 (A)  Inception of Value Trust--April 16, 1982.
 (B)  Inception of Special Investment Trust--December 30, 1985.
 (C)  Inception of Total Return Trust--November 21, 1985.
 (D)  Commencement of sale of Navigator Shares for each fund--December 1, 1994.

Performance Comparison of a $10,000 Investment as of March 31, 1997

         The following graphs compare each Fund's total returns to the Value Line and S&P 500 Stock Indices. The graphs illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

      Value Trust--Primary Class

                           Cumulative      Average Annual
                          Total Return      Total Return
 One Year                     +33.59%          +33.59%
 Five Years                  +152.62           +20.36
 Ten Years                   +242.48           +13.10
 Life of Class (dagger)    +1,198.81           +18.70

 (dagger) Primary Class inception--April 16, 1982


                  [Graph appears here--see plot points below]

                     Standard &
      Years ended    Poor's 500       Value Trust       Value
       March 31,    Stock Index(1)   Primary Class      Line(2)

         1987           10,000           10,000         10,000
         1988            8,757            9,158          9,167
         1989            9,694           10,840         10,830
         1990            9,924           11,678         12,917
         1991            9,955           11,342         14,779
         1992           11,160           13,557         16,410
         1993           12,512           15,558         18,909
         1994           13,083           16,437         19,187
         1995           13,753           18,043         22,174
         1996           16,667           25,637         29,249
         1997           35,037           34,248         18,353

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.



      Special Investment Trust--Primary Class



                           Cumulative      Average Annual
                          Total Return      Total Return
 One Year                    +11.58%           +11.58%
 Five Years                  +79.97            +12.47
 Ten Years                  +204.97            +11.80
 Life of Class(dagger)      +298.71            +13.07

(dagger) Primary Class inception -- December 30, 1985


                  [Graph appears here--see plot points below]


                     Standard &          Special
      Years ended    Poor's 500      Investment Trust     Value
       March 31,    Stock Index(1)     Primary Class      Line(2)

         1987          10,000             10,000          10,000
         1988           9,167              8,582           8,757
         1989          10,830             10,040           9,694
         1990          12,917             11,583           9,924
         1991          14,779             14,068           9,955
         1992          16,410             16,946          11,160
         1993          18,909             18,726          12,512
         1994          19,187             22,724          13,083
         1995          22,174             21,276          13,753
         1996          29,249             27,333          16,667
         1997          35,037             30,497          18,353

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.

Total Return Trust--Primary Class



                           Cumulative      Average Annual
                          Total Return      Total Return
 One Year                    +24.33%           +24.33%
 Five Years                 +109.95            +15.99
 Ten Years                  +177.62            +10.75
 Life of Class (dagger)     +229.92            +11.08

(dagger) Primary Class inception -- November 21, 1985


                  [Graph appears here--see plot points below]


                     Standard &           Total
      Years ended    Poor's 500        Return Trust       Value
       March 31,    Stock Index(1)     Primary Class      Line(2)

         1987           10,000            10,000          10,000
         1988            9,167             8,983           8,757
         1989           10,830            10,345           9,694
         1990           12,917            10,705           9,924
         1991           14,779            10,700           9,955
         1992           16,410            13,225          11,160
         1993           18,909            15,855          12,512
         1994           19,187            16,580          13,083
         1995           22,174            16,762          13,753
         1996           29,249            22,333          16,667
         1997           35,037            27,762          18,353

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.




      Value Trust--Navigator Class

                             Cumulative      Average Annual
                            Total Return      Total Return
 One Year                      +34.97%            +34.97%
 Life of Class (dagger)       +109.42             +37.25

 (dagger) Navigator Class inception--December 1, 1994



                  [Graph appears here--see plot points below]

                                                            Standard &
                        Value Trust         Value           Poor's 500
                      Navigator Class       Line(2)        Stock Index(1)
       12/1/94            10,000            10,000            10,000
       3/31/95            10,811            10,637            11,137
       3/31/96            15,517            12,997            14,709
       3/31/97            20,942            14,313            17,368

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.

      Special Investment Trust--Navigator Class



                              Cumulative      Average Annual
                             Total Return      Total Return
 One Year                       +12.81%           +12.81%
 Life of Class (dagger)         +53.53            +20.16

 (dagger) Navigator Class inception -- December 1, 1994



                  [Graph appears here--see plot points below]


                         Special                           Standard &
                     Investment Trust       Value           Poor's 500
                      Navigator Class       Line(2)        Stock Index(1)
       12/1/94            10,000            10,000            10,000
       3/31/95            10,481            10,637            11,137
       3/31/96            13,610            12,997            14,709
       3/31/97            15,353            14,313            17,368

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.



      Total Return Trust--Navigator Class

                              Cumulative      Average Annual
                             Total Return      Total Return
 One Year                       +25.67%           +25.67%
 Life of Class (dagger)         +73.10            +26.50

 (dagger) Navigator Class inception -- December 1, 1994


                  [Graph appears here--see plot points below]


                           Total                            Standard &
                        Return Trust         Value          Poor's 500
                      Navigator Class       Line(2)        Stock Index(1)
          12/1/94          10,000           10,000             10,000
          3/31/95          10,228           10,637             11,137
          3/31/96          13,774           12,997             14,709
          3/31/97          17,310           14,313             17,368

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.

      Value Trust

Selected Portfolio Performance

Strong performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. Dell Computer Corp.                    + 150.6%
 2. Lloyds TSB Group plc                    + 90.2%
 3. Nokia Corporation ADS                   + 89.3%
 4. Zions Bancorporation                    + 83.9%
 5. Reebok International Ltd.               + 62.4%
 6. Coltec Industries Inc.                  + 54.9%
 7. Fleet Financial Group, Inc.             + 50.2%
 8. Standard Federal Bancorporation         + 43.0%
 9. Citicorp                                + 41.4%
10. Bank of Boston Corporation              + 37.4%

* Securities held for the entire year.

Weak performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. Federal Home Loan Mortgage
      Corporation                              -36.1%
 2. Circus Circus Enterprises, Inc.            -22.7%
 3. Warner-Lambert Company                     -16.2%
 4. Columbia/HCA Healthcare Corporation        -12.7%
 5. MBNA Corporation                            -5.9%
 6. Chrysler Corporation                        -4.0%
 7. Amgen Inc.                                  -3.9%
 8. United States Treasury Notes
      8.125% 2-15-98                            -2.3%
 9. PepsiCo, Inc.                               +3.2%
10. General Motors Corporation                  +4.0%

Strong performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. America Online, Inc.                    + 27.4%
 2. Dell Computer Corp.                     + 27.3%
 3. Telefonos de Mexico S.A. ADR            + 16.7%
 4. Warner-Lambert Company                  + 15.3%
 5. Foundation Health Corporation           + 15.0%
 6. Fleet Financial Group, Inc.             + 14.8%
 7. Zions Bancorporation                    + 14.2%
 8. Seagate Technology, Inc.                + 13.6%
 9. PepsiCo, Inc.                           + 11.5%
10. Philips Electronics N.V.                + 11.3%

* Securities held for the entire quarter.

Weak performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. Circus Circus Enterprises, Inc.            -24.4%
 2. Columbia/HCA Healthcare Corporation        -17.5%
 3. Danaher Corporation                        -10.7%
 4. Chrysler Corporation                        -9.1%
 5. International Business Machines
      Corporation                               -9.0%
 6. The Bear Stearns Companies, Inc.            -5.8%
 7. MBIA, Inc.                                  -5.3%
 8. RJR Nabisco Holdings Corp.                  -5.1%
 9. RJR Nabisco Holdings Corp. Series C
      Depositary Shares                         -3.7%
10. Fannie Mae                                  -3.0%

Portfolio Changes

Securities added for the 1st quarter 1997
--------------------------------------------------------------------------------
Washington Mutual, Inc.
Western Digital Corp.
United States Treasury Bond
  6.625% due 2/15/27

Securities sold for the 1st quarter 1997
--------------------------------------------------------------------------------
Humana, Inc.

      Special Investment Trust

Selected Portfolio Performance

Strong performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. HSN, Inc.                                 + 150.6%
 2. Calenergy, Inc.                            + 90.2%
 3. MacFrugal's Bargains CloseoOuts Inc.       + 89.3%
 4. Gateway 2000, Inc.                         + 83.9%
 5. Washington Mutual, Incorporated            + 62.4%
 6. Cott Corporation Quebec                    + 54.9%
 7. Storage Technology Corporation             + 50.2%
 8. Enhance Financial Services Group, Inc.     + 43.0%
 9. Peoples Heritage Financial Group, Inc.     + 41.4%
10. WPP Group. P.L.C. ADR                      + 37.4%

* Securities held for the entire year.

Weak performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. Somatix Therapy Corporation Warrants        -100.0%
 2. Physician Corporation of America             -71.1%
 3. Somatix Therapy Corporation                  -67.3%
 4. Mirage Resorts Incorporated                  -51.6%
 5. Players International, Inc.                  -48.8%
 6. United Asset Management Corp.                -44.7%
 7. CMAC Investment Corporation                  -40.9%
 8. Bell & Howell Company                        -36.3%
 9. Grupo Financiero Serfin S.A.
      de C.V. ADR                                -32.4%
10. America Online, Inc.                         -24.3%


Strong performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. Cott Corporation Quebec                 + 36.2%
 2. America Online, Inc.                    + 27.4%
 3. Salant Corporation                      + 26.9%
 4. Conseco Inc.                            + 11.8%
 5. Washington Mutual, Inc.                 + 11.5%
 6. Magellan Health Services, Inc.          + 10.1%
 7. Peoples Heritage Financial Group, Inc.   + 9.8%
 8. Enhance Financial Services Group, Inc.   + 8.2%
 9. HSN, Inc.                                + 6.8%
10. Argyle Television, Inc.                  + 3.1%

* Securities held for the entire quarter.

Weak performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. Physician Corporation of America             -53.8%
 2. InaCom Corp.                                 -43.1%
 3. Somatix Therapy Corporation                  -39.6%
 4. Anchor Gaming                                -30.7%
 5. Shoney's Inc.                                -30.4%
 6. Circus Circus Enterprises, Inc.              -24.4%
 7. Grupo Financiero Serfin S.A. de C.V. ADR     -24.2%
 8. Boomtown Inc.                                -18.6%
 9. Sunrise Medical, Inc.                        -18.1%
10. Ultrafem, Inc.                               -17.9%


Portfolio Changes

Securities added for the 1st quarter 1997
--------------------------------------------------------------------------------
Amerin Corporation
BBN Corporation
Northeast Utilities System
Novell Inc.
Quantum Corporation
Sun Healthcare Group Inc.



Securities sold for the 1st quarter 1997
--------------------------------------------------------------------------------
Calpine Corporation
Cidco, Inc.
CUC International, Inc.
Fannie Mae
Intergraph Corporation
Mego Financial Corporation Warrants
Standard Federal Bancorporation
Value Health, Inc.

      Total Return Trust

Selected Portfolio Performance

Strong performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. Lloyds TSB Group plc                     + 71.31%
 2. Great Western Financial Corporation      + 67.36%
 3. Regency Realty Corporation               + 58.52%
 4. Enhance Financial Services Group, Inc.   + 42.99%
 5. BankAmerica Corporation                  + 30.00%
 6. Resource Mortgage Capital
      Corporation                            + 26.99%
 7. International Business Machines
      Corporation                            + 23.62%
 8. Masco Corporation                        + 23.28%
 9. National Golf Properties, Inc.            +21.67%
10. Telefonos de Mexico S.A. ADR              +17.11%

* Securities held for the entire year.

Weak performers for the year ended March 31, 1997*
--------------------------------------------------------------------------------
 1. Ford Motor Company                           -8.73%
 2. Olin Corporation                             -8.62%
 3. John Alden Financial Corporation             -4.96%
 4. J.C. Penney Company, Inc.                    -4.27%
 5. Chrysler Corporation                         -3.61%
 6. Summit Properties, Inc.                      +1.25%
 7. Nationwide Health Properties, Inc.           +1.79%
 8. Washington Federal, Inc.                     +4.60%
 9. The Bear Stearns Companies, Inc.             +6.06%
10. RJR Nabisco Holdings Corp. Series C
      Depository Shares                          +6.12%

Strong performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. Great Western Financial Corporation     + 39.2%
 2. Telefonos de Mexico S.A. ADR            + 16.7%
 3. Ogden Corporation                       + 12.7%
 4. Lloyds TSB Group plc                    + 11.2%
 5. Bank United Corp.                       + 10.3%
 6. Kmart Corporation 7.75% Cv.              + 9.7%
 7. IPC Holdings Limited                     + 8.9%
 8. Enhance Financial Services Group, Inc.   + 8.2%
 9. Olin Corporation                         + 5.6%
10. The Chase Manhattan Corporation          + 4.9%

* Securities held for the entire quarter.

Weak performers for the 1st quarter 1997*
--------------------------------------------------------------------------------
 1. Washington Federal, Inc.                     -14.2%
 2. Resource Mortgage Capital Corporation        -11.9%
 3. Nationwide Health Properties, Inc.           -11.9%
 4. John Alden Financial Corporation              -9.5%
 5. Chrysler Corporation                          -9.1%
 6. International Business Machines
      Corporation                                 -9.0%
 7. Northrop Grumman Corporation                  -8.6%
 8. Summit Properties, Inc.                       -8.5%
 9. United States Treasury Bond, 6% 2/15/26       -6.0%
10. The Bear Stearns Companies, Inc.              -5.8%

Portfolio Changes

Securities added for the 1st quarter 1997
--------------------------------------------------------------------------------
Exxon Corporation
Mid-America Apartment Communities, Inc.
National Australia Bank 7.875% Cv. Series Unit
Tanger Factory Outlet Centers, Inc.
UST, Inc.
Unicom Corporation



Securities sold for the 1st quarter 1997
--------------------------------------------------------------------------------
COLT Telecom-Units, 0% 12/15/06
Standard Federal Bancorporation
Williams Companies, Inc.

Statement of Net Assets
March 31, 1997
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                                       Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests  -- 89.9%
      Automotive -- 5.1%
      Chrysler Corporation                                                               1,900        $   57,000
      General Motors Corporation                                                         1,100            60,913
                                                                                                      ----------
                                                                                                         117,913
                                                                                                      ----------
      Banking -- 19.3%
      Bank of Boston Corporation                                                           850            56,950
      BankAmerica Corporation                                                              400            40,309
      Citicorp                                                                             800            86,600
      Fleet Financial Group, Inc.                                                          669            38,300
      Lloyds TSB Group plc                                                               7,716            63,345
      Provident Bankshares Corporation                                                     289            11,127
      The Chase Manhattan Corporation                                                    1,175           110,009
      Zions Bancorporation                                                                 351            41,646
                                                                                                      ----------
                                                                                                         448,286
                                                                                                      ----------
      Computer Services and Systems -- 17.6%
      America Online, Inc.                                                               1,650            69,919(A)
      Dell Computer Corp                                                                 1,850           125,106(A)
      International Business Machines Corporation                                          650            89,294
      Seagate Technology, Inc.                                                           1,750            78,531(A)
      Western Digital Corp.                                                                826            46,744(A)
                                                                                                      ----------
                                                                                                         409,594
                                                                                                      ----------
      Electrical Equipment -- 1.8%
      Philips Electronics N.V.                                                             950            42,275
                                                                                                      ----------
      Entertainment -- 5.3%
      Circus Circus Enterprises, Inc.                                                    3,050            79,300(A)
      MGM Grand, Inc.                                                                    1,115            40,419(A)
                                                                                                      ----------
                                                                                                         119,719
                                                                                                      ----------
      Finance -- 12.6%
      Fannie Mae                                                                         3,200           115,600
      Federal Home Loan Mortgage Corporation                                             2,000            54,500
      MBNA Corporation                                                                   2,830            78,894
      The Bear Stearns Companies, Inc.                                                   1,654            43,411
                                                                                                      ----------
                                                                                                         292,405
                                                                                                      ----------
      Food, Beverage and Tobacco -- 4.9%
      PepsiCo, Inc.                                                                        850            27,732
      Philip Morris Companies, Inc.                                                        475            54,209
      RJR Nabisco Holdings Corp.                                                         1,000            32,250
                                                                                                      ----------
                                                                                                         114,191
                                                                                                      ----------


                                                                                      Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
      Food Merchandising -- 2.6%
      The Kroger Co.                                                                     1,200        $   60,900(A)
                                                                                                      ----------
      Footwear -- 1.0%
      Reebok International Ltd.                                                            527            23,631
                                                                                                      ----------
      Health Care -- 1.9%
      Foundation Health Corporation                                                      1,200            43,800(A)
                                                                                                      ----------
      Hospital Management -- 0.9%
      Columbia/HCA Healthcare Corporation                                                  622            20,922
                                                                                                      ----------
      Insurance -- 2.1%
      AMBAC Inc.                                                                           383            24,704
      MBIA, Inc.                                                                           255            24,448
                                                                                                      ----------
                                                                                                          49,152
                                                                                                      ----------
      Manufacturing -- 2.1%
      Danaher Corporation                                                                1,200            49,950
                                                                                                      ----------
      Multi-Industry -- 0.8%
      Coltec Industries Inc.                                                               967            17,882(A)
                                                                                                      ----------
      Pharmaceuticals -- 3.5%
      Amgen Inc.                                                                           800            44,700(A)
      Warner-Lambert Company                                                               425            36,763
                                                                                                      ----------
                                                                                                          81,463
                                                                                                      ----------
      Savings and Loan -- 3.0%
      Standard Federal Bancorporation                                                    1,082            62,767
      Washington Mutual, Inc.                                                              125             6,039
                                                                                                      ----------
                                                                                                          68,806
                                                                                                      ----------
      Telecommunications -- 5.4%
      MCI Communications Corporation                                                       800            28,500
      Nokia Corporation ADS                                                                700            40,775
      Telefonos de Mexico S.A. ADR                                                       1,425            54,863
                                                                                                      ----------
                                                                                                         124,138
                                                                                                      ----------
      Total Common Stocks and Equity Interests  (Identified Cost-- $1,009,016)                         2,085,027
----------------------------------------------------------------------------------------------------------------
Preferred Shares -- 0.4%
      RJR Nabisco Holdings Corp.,
         Series C Depositary Shares
         (Identified Cost-- $9,003)                                                      1,385             9,003
----------------------------------------------------------------------------------------------------------------


                                                                                      Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 2.0%
      United States Treasury Notes
         8.125%  2/15/98                                                            $      230       $       234
      United States Treasury Bonds
         6.625%  2/15/27                                                                50,000            47,047
                                                                                                     -----------
      Total U.S. Government Obligations  (Identified Cost-- $50,868)                                      47,281
----------------------------------------------------------------------------------------------------------------
Sovereign Obligations -- 2.9%
      Republic of Argentina
         6.75%   3/31/05                                                                58,250            52,582(B)
         5.25%   3/31/23                                                                25,000            15,520(C)
                                                                                                     -----------
      Total Sovereign Obligations  (Identified Cost--$36,969)                                              68,102
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 4.7%
      Lehman Brothers, Inc.
         6.68% dated 3/31/97, to be repurchased at $109,156
         on 4/1/97 (Collateral: $113,689 Federal National
         Mortgage Association Mortgage-backed Securities,
         7% - 8.5% due 2/1/26 - 3/1/27, value $111,895)
         (Identified Cost--$109,136)                                                   109,136           109,136
----------------------------------------------------------------------------------------------------------------
      Total Investments--99.9%  (Identified Cost-- $1,214,992)                                         2,318,549
      Other Assets Less Liabilities-- 0.1%                                                                 1,603
                                                                                                     -----------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         65,562 Primary shares outstanding                                          $1,129,164
          2,442 Navigator shares outstanding                                            53,649
      Undistributed net investment income                                                2,703
      Undistributed net realized gain on investments                                    31,070
      Unrealized appreciation of investments                                         1,103,566
                                                                                    ----------

      Net assets-- 100.0%                                                                            $2,320,152
                                                                                                     ==========

      Net asset value per share:

         Primary Class                                                                                   $34.11
                                                                                                         ======

         Navigator Class                                                                                 $34.30
                                                                                                         ======
-----------------------------------------------------------------------------------------------------------------

    (A) Non-income producing
    (B) The rate of interest earned is tied to the London Interbank Offered Rate (LIBOR) and the coupon rate shown is the rate as of March 31, 1997.
    (C) Coupon increases 0.25% annually until April 1, 1999, thereafter remains fixed at 6.0% until maturity.

See notes to financial statements.

Statement of Net Assets
March 31, 1997
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                                       Shares/Par        Value
-----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 97.0%
      Advertising -- 4.7%
      WPP Group P.L.C.                                                                  10,200       $  42,793
      WPP Group P.L.C. ADR                                                                  89           3,627
                                                                                                     ---------
                                                                                                        46,420
                                                                                                     ---------
      Apparel -- 0.2%
      Salant Corporation                                                                   450           1,856(A)
                                                                                                     ---------
      Banking -- 2.7%
      Grupo Financiero Serfin S.A. de C.V. ADR                                           1,215           3,797(A)
      Peoples Heritage Financial Group, Inc.                                               750          23,062
                                                                                                     ---------
                                                                                                        26,859
                                                                                                     ---------
      Biotechnology -- 0.5%
      Somatix Therapy Corporation                                                        2,294           4,588(A,B)
      Somatix Therapy Corporation Warrants                                                 152               0(A,B)
                                                                                                     ---------
                                                                                                         4,588
                                                                                                     ---------
      Broadcast Media -- 0.7%
      Argyle Television, Inc.                                                              260           6,571(A)
                                                                                                     ---------
      Computer Services and Systems -- 27.2%
      America Online, Inc.                                                               1,425          60,384(A)
      BBN Corporation                                                                      549           9,119(A)
      Bell & Howell Company                                                                675          14,090(A)
      Gateway 2000, Inc.                                                                   500          25,625(A)
      InaCom Corp.                                                                         904          20,566(A,B)
      Madge Networks N.V.                                                                2,023          17,573(A)
      Novell Inc.                                                                        2,450          23,275(A)
      Quantum Corporation                                                                  601          23,194(A)
      Storage Technology Corporation                                                       900          35,325(A)
      Western Digital Corporation                                                          700          39,638(A)
                                                                                                     ---------
                                                                                                       268,789
                                                                                                     ---------
      Energy -- 4.0%
      Calenergy, Inc.                                                                      750          25,500(A)
      Northeast Utilities System                                                         1,850          14,569
                                                                                                     ---------
                                                                                                        40,069
                                                                                                     ---------
      Entertainment -- 8.0%
      Anchor Gaming                                                                        184           5,135(A)
      Boomtown Inc.                                                                        900           6,413(A,B)
      Circus Circus Enterprises, Inc.                                                      825          21,450(A)
      Hollywood Park, Inc.                                                               1,775          22,853(A,B)
      Mirage Resorts, Incorporated                                                         548          11,641(A)
      Players International, Inc.                                                        2,400          11,700(A,B)
                                                                                                     ---------
                                                                                                        79,192
                                                                                                     ---------

                                                                                       Shares/Par        Value
-----------------------------------------------------------------------------------------------------------------
      Finance -- 7.1%
      Amerin Corporation                                                                 1,000       $  20,125(A)
      Mego Financial Corporation                                                           643           4,182(A,C)
      The Bear Stearns Companies, Inc.                                                     551          14,470
      United Asset Management Corporation                                                1,238          31,723
                                                                                                     ---------
                                                                                                        70,500
                                                                                                     ---------
      Food, Beverage and Tobacco -- 4.1%
      Cott Corporation Quebec                                                            4,100          40,488(B)
                                                                                                     ---------
      Health Care -- 6.8%
      Magellan Health Services, Inc.                                                       950          23,394(A)
      Physician Corporation of America                                                   3,526          16,307(A)
      Sun Healthcare Group Inc.                                                          1,000          14,375(A)
      Sunrise Medical, Inc.                                                                817          10,625(A)
      Ultrafem, Inc.                                                                       200           2,875(A)
                                                                                                     ---------
                                                                                                        67,576
                                                                                                     ---------
      Insurance -- 14.5%
      CMAC Investment Corporation                                                          760          25,365
      Conseco Inc.                                                                         662          23,584
      Enhance Financial Services Group, Inc.                                               550          21,725
      John Alden Financial Corp.                                                         1,050          17,587
      Orion Capital Corporation                                                            590          36,433
      PennCorp Financial Group, Inc.                                                       585          18,720
                                                                                                     ---------
                                                                                                       143,414
                                                                                                     ---------
      Manufacturing -- 2.0%
      Briggs & Stratton Corporation                                                        227          10,186
      Danaher Corporation                                                                  236           9,824
                                                                                                     ---------
                                                                                                        20,010
                                                                                                     ---------
      Miscellaneous -- 0.2%
      Olsen & Associates AG                                                                300           2,085(A,C)
                                                                                                     ---------
      Real Estate -- 1.8%
      Resource Mortgage Capital Corporation                                                696          18,001
                                                                                                     ---------
      Resturants -- 0.9%
      Shoney's Inc.                                                                      1,889           9,210(A)
                                                                                                     ---------
      Savings and Loan -- 3.7%
      Washington Mutual Inc.                                                               750          36,234
                                                                                                     ---------
      Specialty Retail -- 7.7%
      HSN, Inc.                                                                          1,498          38,022(A)
      MacFrugal's BargainsoClose-outs Inc.                                               1,439          38,125(A,B)
                                                                                                     ---------
                                                                                                        76,147
                                                                                                     ---------

                                                                                      Shares/Par        Value
      -----------------------------------------------------------------------------------------------------------
      Telecommunications -- 0.2%
      COLT Telecom Group PLC                                                               100       $   1,887(A)
                                                                                                     ---------
      Total Common Stocks and Equity Interests  (Identified Cost-- $713,973)                           959,896
      -----------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.1%
      Lehman Brothers, Inc.
        6.68% dated 3/31/97, to be repurchased at $20,405
        on 4/1/97 (Collateral: $21,153 Federal National
        Mortgage Association Mortgage-backed Securities,
        7.5% due 3/1/27, value $20,836)
        (Identified Cost-- $20,401)                                                   $ 20,401          20,401
      --------------------------------------------------------------------------------------------------------
      Total Investments-- 99.1%  (Identified Cost-- $734,374)                                          980,297
      Other Assets Less Liabilities-- 0.9%                                                               8,802
                                                                                                     ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        35,689 Primary shares outstanding                                             $662,297
         1,531 Navigator shares outstanding                                             30,834
      Accumulated net operating loss                                                        (3)
      Undistributed net realized gain on investments                                    50,048
      Unrealized appreciation of investments                                           245,923
                                                                                      --------

      Net assets-- 100.0%                                                                            $ 989,099
                                                                                                     =========

      Net asset value per share:

         Primary Class                                                                                  $26.55
                                                                                                        ======
         Navigator Class                                                                                $27.04
                                                                                                        ======
      --------------------------------------------------------------------------------------------------------

    (A) Non-income producing
    (B) Affiliated Companies -- As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1997, the total market value of Affiliated Companies was $166,182 and identified cost was $158,556.
    (C) Private placement

      See notes to financial statements.

Statement of Net Assets
March 31, 1997
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                                       Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 87.7%
      Aerospace -- 1.9%
      Northrop Grumman Corporation                                                         100           $ 7,563
                                                                                                         -------

      Automotive -- 8.6%
      Chrysler Corporation                                                                 400            12,000
      Ford Motor Company                                                                   315             9,883
      General Motors Corporation                                                           210            11,629
                                                                                                         -------
                                                                                                          33,512
                                                                                                         -------
      Banking -- 9.8%
      BankAmerica Corporation                                                               90             9,068
      Lloyds TSB Group plc                                                               2,140            17,573
      The Chase Manhattan Corporation                                                      125            11,703
                                                                                                         -------
                                                                                                          38,344
                                                                                                         -------
      Chemicals -- 6.5%
      Hercules, Inc.                                                                       305            12,886
      Olin Corporation                                                                     314            12,485
                                                                                                         -------
                                                                                                          25,371
                                                                                                         -------
      Commercial Services -- 2.6%
      Ogden Corporation                                                                    473             9,990
                                                                                                         -------

      Computer Services and Systems -- 5.1%
      International Business Machines Corporation                                          145            19,919
                                                                                                         -------

      Construction Materials -- 1.8%
      Masco Corporation                                                                    200             7,150
                                                                                                         -------

      Electric -- 2.2%
      Unicom Corporation                                                                   450             8,775
                                                                                                         -------

      Energy -- 1.4%
      Exxon Corporation                                                                     50             5,387
                                                                                                         -------

      Finance -- 5.1%
      Fannie Mae                                                                           252             9,103
      The Bear Stearns Companies Inc.                                                      407            10,677
                                                                                                         -------
                                                                                                          19,780
                                                                                                         -------
      Insurance -- 12.0%
      American Financial Group Incorporated                                                229             8,358
      Enhance Financial Services Group, Inc.                                               305            12,059
      IPC Holdings Limited                                                                 463            11,286
      John Alden Financial Corporation                                                     400             6,700
      LaSalle Re Holdings Ltd.                                                             300             8,611
                                                                                                         -------
                                                                                                          47,014
                                                                                                         -------


                                                                                       Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
      Real Estate -- 14.3%
      Mid-America Apartment Communities, Inc.                                              228           $ 6,378
      National Golf Properties, Inc.                                                       346            10,683
      Nationwide Health Properties, Inc.                                                   400             8,544
      Regency Realty Corporation                                                           373             9,964
      Resource Mortgage Capital Corporation                                                320             8,285
      Summit Properties, Inc.                                                              131             2,657
      Tanger Factory Outlet Centers, Inc.                                                   75             1,963
      Walden Residential Properties, Inc.                                                  300             7,238
                                                                                                         -------
                                                                                                          55,712
                                                                                                         -------
      Retail Sales -- 3.2%
      J.C. Penney Company, Inc.                                                            260            12,383
                                                                                                         -------

      Savings and Loan -- 8.7%
      Bank United Corp.                                                                    376            11,095
      Great Western Financial Corporation                                                  289            11,656
      Washington Federal, Inc.                                                             492            11,188
                                                                                                         -------
                                                                                                          33,939
                                                                                                         -------
      Telecommunications -- 2.5%
      Telefonos de Mexico S.A. ADR                                                         255             9,818
                                                                                                         -------

      Tobacco -- 2.0%
      UST, Inc.                                                                            275             7,666
                                                                                                         -------
      Total Common Stocks and Equity Interests  (Identified Cost-- $257,455)                             342,323
      ----------------------------------------------------------------------------------------------------------
Preferred Shares -- 4.6%
      RJR Nabisco Holdings Corp.
        Series C Depositary Shares                                                       1,011             6,569
      Kmart Corporation
        7.75% Cv.                                                                          184             9,865
      National Australia Bank
        7.875% Cv. Series Unit                                                              60             1,500
                                                                                                         -------
      Total Preferred Shares  (Identified Cost-- $17,204)                                                 17,934
      ----------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 5.4%
      United States Treasury Bond
        6.00%  2/15/26  (Identified Cost-- $21,721)                                    $25,000            21,390
      ----------------------------------------------------------------------------------------------------------

                                                                                     Shares/Par          Value
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.0%
      Lehman Brothers, Inc.
        6.68% dated 3/31/97, to be repurchased
        at $7,830 on 4/1/97 (Collateral: $7,612
        Federal National Mortgage Association
        Mortgage-backed Securities, 9.0%
        due 11/1/25, value $8,016)  (Identified Cost-- $7,829)                         $ 7,829          $  7,829
      ----------------------------------------------------------------------------------------------------------
      Total Investments--99.7%  (Identified Cost--$304,209)                                              389,476
      Other Assets Less Liabilities-- 0.3%                                                                 1,030
                                                                                                        --------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        19,623 Primary shares outstanding                                             $268,252
           515 Navigator shares outstanding                                              7,083
      Undistributed net investment income                                                1,651
      Undistributed net realized gain on investments                                    28,250
      Unrealized appreciation of investments                                            85,270
                                                                                      --------

      Net assets --100.0%                                                                               $390,506
                                                                                                        ========

      Net asset value per share:

        Primary Class                                                                                     $19.39
                                                                                                          ======
        Navigator Class                                                                                   $19.53
                                                                                                          ======
----------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Operations
(Amounts in Thousands)

                                                                                      Year Ended 3/31/97
---------------------------------------------------------------------------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends:
        Affiliated companies                                            $    --             $  183             $   151
        Other securities(A)                                              30,644              7,244              10,651
      Interest                                                            9,937              1,819               3,743
                                                                       --------           --------             -------
          Total income                                                   40,581              9,246              14,545
                                                                       --------           --------             -------
Expenses:
      Investment advisory fee                                            13,200              7,273               2,404
      Distribution and service fees                                      16,864              8,966               3,121
      Transfer agent and shareholder servicing expense                      907                727                 249
      Custodian fee                                                         384                235                 143
      Reports to shareholders                                               195                180                  64
      Registration fees                                                     144                 82                  38
      Audit and legal fees                                                  139                 93                  55
      Directors' fees                                                        18                 10                  11
      Other expenses                                                        107                 55                  19
                                                                       --------           --------             -------
                                                                         31,958             17,621               6,104
          Less expenses reimbursed                                          (78)               (36)                 --
                                                                       --------           --------             -------
          Total expenses, net of reimbursement                           31,880             17,585               6,104
                                                                       --------           --------             -------
      Net Investment Income (Loss)                                        8,701             (8,339)              8,441
                                                                       --------           --------             -------

Net Realized and Unrealized Gain on Investments:
      Realized gain on investments                                       88,721             71,717(B)           41,202
      Change in unrealized appreciation of investments                  409,292             32,855              18,340
                                                                       --------           --------             -------
      Net Realized and Unrealized Gain on Investments                   498,013            104,572              59,542
      =====================================================================================================================
      Change in Net Assets Resulting from Operations                   $506,714           $ 96,233             $67,983
                                                                       ========           ========             =======

  (A) Net of foreign  taxes  withheld of $759,  $46 and $100,  respectively.
  (B) Includes $839 realized gain on sale of shares of Affiliated Companies.

      See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                                              Value            Special Investment          Total Return
                                                              Trust                   Trust                    Trust
                                                       -------------------    --------------------     --------------------
                                                           Years Ended            Years Ended             Years Ended
                                                       3/31/97     3/31/96     3/31/97     3/31/96     3/31/97    3/31/96
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income (loss)                    $   8,701   $  10,667  $  (8,339)   $    123    $ 8,441     $ 7,723
      Net realized gain on investments                   88,721      57,010     71,717      42,151     41,202         928
      Change in unrealized appreciation of
         investments                                    409,292     369,425     32,855     141,013     18,340      58,047
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                                 506,714     437,102     96,233     183,287     67,983      66,698
      Distributions to shareholders:
         From net investment income:
             Primary Class                               (9,017)     (8,750)        --         (96)    (7,201)     (7,831)
             Navigator Class                               (814)       (745)        --         (27)      (258)       (262)
         From net realized gain on investments:
             Primary Class                              (85,562)    (62,321)   (46,505)    (14,508)    (9,643)         --
             Navigator Class                             (3,095)     (2,262)    (2,070)       (832)      (261)         --
         Change in net assets from Fund share
           transactions:
             Primary Class                              391,899     114,171    110,520      19,357     64,231      15,144
             Navigator Class                             16,921       3,067      2,950       2,574      1,587         729
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets                              817,046     480,262    161,128     189,755    116,438      74,478
Net Assets:
      Beginning of year                               1,503,106   1,022,844    827,971     638,216    274,068     199,590
                                                     ----------------------------------------------------------------------
      End of year                                    $2,320,152  $1,503,106   $989,099    $827,971   $390,506    $274,068
      ---------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income (loss)     $    2,703  $    3,842   $     (3)   $    --    $  1,651    $  1,222
                                                     ==========  ==========   ========    ========   ========    ========

      See notes to financial statements.

Financial Highlights


     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                               Investment Operations                 Distributions From:
                                         ---------------------------------------  ------------------------

                             Net Asset      Net       Net Realized      Total                    Net                      Net Asset
                               Value,    Investment  and Unrealized      From         Net      Realized                     Value,
                             Beginning     Income    Gain (Loss) on   Investment   Investment   Gain on        Total        End of
                              of Year      (Loss)      Investments    Operations     Income   Investments   Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Value Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                  $26.99        $.13          $8.68          $8.81      $(.16)      $(1.53)      $(1.69)      $34.11
        1996                   20.21         .19           8.00           8.19       (.17)       (1.24)       (1.41)       26.99
        1995                   18.50         .10           1.70           1.80       (.05)        (.04)        (.09)       20.21
        1994                   17.81         .08            .92           1.00       (.11)        (.20)        (.31)       18.50
        1993                   15.69         .18           2.12           2.30       (.18)          --         (.18)       17.81
      --Navigator Class
        Years Ended Mar. 31,
        1997                  $27.08        $.41          $8.75          $9.16      $(.41)      $(1.53)      $(1.94)      $34.30
        1996                   20.27         .43           8.02           8.45       (.40)       (1.24)       (1.64)       27.08
        1995(B)                18.76         .12           1.40           1.52       (.01)          --         (.01)       20.27
Special Investment Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                  $25.09       $(.23)         $3.10          $2.87      $  --       $(1.41)      $(1.41)      $26.55
        1996                   19.96         --            5.60           5.60         --         (.47)        (.47)       25.09
        1995                   21.56        (.06)         (1.31)         (1.37)        --         (.23)        (.23)       19.96
        1994                   17.91        (.11)          3.93           3.82       (.03)        (.14)        (.17)       21.56
        1993                   17.00         .03           1.66           1.69         --         (.78)        (.78)       17.91
      --Navigator Class
        Years Ended Mar. 31,
        1997                  $25.26        $.02          $3.17          $3.19      $  --       $(1.41)      $(1.41)      $27.04
        1996                   20.03         .09           5.78           5.87       (.17)        (.47)        (.64)       25.26
        1995(B)                19.11         .07            .85            .92         --           --           --        20.03
Total Return Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                  $16.45        $.46          $3.47          $3.93      $(.43)      $(.56)       $ (.99)      $19.39
        1996                   12.79         .48           3.69           4.17       (.51)         --          (.51)       16.45
        1995                   13.54         .33           (.19)           .14       (.29)       (.60)         (.89)       12.79
        1994                   13.61         .36            .24            .60       (.33)       (.34)         (.67)       13.54
        1993                   11.64         .39           1.89           2.28       (.31)         --          (.31)       13.61
      --Navigator Class
        Years Ended Mar. 31,
        1997                  $16.52        $.65          $3.48          $4.13      $(.56)      $(.56)       $(1.12)      $19.53
        1996                   12.83         .62           3.72           4.34       (.65)         --          (.65)       16.52
        1995(B)                12.66         .15            .25            .40       (.06)       (.17)         (.23)       12.83

                                                                         Ratios/Supplemental Data
                                        --------------------------------------------------------------------------------
                                                                     Net
                                                                 Investment                     Average     Net Assets
                                                   Expenses     Income (Loss)    Portfolio    Commission      End of
                                         Total     to Average    to Average      Turnover        Rate          Year
                                         Return    Net Assets    Net Assets        Rate         Paid(A)   (in thousands)
                                      ----------------------------------------------------------------------------------
Value Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                             33.59%       1.77%          .4%           10.5%         $.0557     $2,236,400
        1996                             42.09%       1.82%          .8%           19.6%             --      1,450,774
        1995                              9.77%       1.81%          .5%           20.1%             --        986,325
        1994                              5.65%       1.82%          .5%           25.5%             --        912,418
        1993                             14.76%       1.86%         1.1%           21.8%             --        878,394
      --Navigator Class
        Years Ended Mar. 31,
        1997                             34.97%        .77%         1.4%           10.5%         $.0557     $   83,752
        1996                             43.53%        .82%         1.8%           19.6%             --         52,332
        1995(B)                           8.11%(C)     .82%(D)      1.8%(D)        20.1%             --         36,519
Special Investment Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                             11.58%       1.92%         (.9)%          29.2%         $.0514     $  947,684
        1996                             28.47%       1.96%          --            35.6%             --        792,240
        1995                             (6.37)%      1.93%         (.2)%          27.5%             --        612,093
        1994                             21.35%       1.94%         (.6)%          16.7%             --        565,486
        1993                             10.50%       2.00%          .2%           32.5%             --        322,572
      --Navigator Class
        Years Ended Mar. 31,
        1997                             12.81%        .85%          .1%           29.2%         $.0514     $   41,415
        1996                             29.85%        .88%         1.0%           35.6%             --         35,731
        1995(B)                           4.81%(C)     .90%(D)      1.0%(D)        27.5%             --         26,123
Total Return Trust
      --Primary Class
        Years Ended Mar. 31,
        1997                             24.33%       1.93%         2.6%           38.4%         $.0528     $  380,458
        1996                             33.23%       1.95%         3.2%           34.7%             --        267,010
        1995                              1.09%       1.93%         2.5%           61.9%             --        194,767
        1994                              4.57%       1.94%         2.7%           46.6%             --        184,284
        1993                             19.88%       1.95%(E)      3.1%(E)        40.5%             --        139,034
      --Navigator Class
        Years Ended Mar. 31,
        1997                             25.67%        .86%         3.7%           38.4%         $.0528     $   10,048
        1996                             34.67%        .94%         4.2%           34.7%             --          7,058
        1995(B)                           2.28%(C)     .86%(D)      3.6%(D)        61.9%             --          4,823

----------------
(A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds.
(B) For the period December 1, 1994 (commencement of sale of Navigator shares) to March 31, 1995.
(C) Not annualized
(D) Annualized
(E) Net of fees waived by the Adviser in excess of a voluntary expense limitation of 1.95% on the Primary Class from November 1, 1992, and .95% on the Navigator Class from inception, both to March 31, 1997.

      See notes to financial statements.

Notes to Financial Statements
Value Trust
Special Investment Trust
Total Return Trust

(Amounts in Thousands)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each separately referred to as a "Fund" and collectively as the "Funds") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

           Each of the Funds consist of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust, and Navigator Class, offered to certain institutional investors since December 1, 1994 for all Funds. The income and expenses of each of these Funds is allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Net capital gain distributions, which are calculated at a composite level, are declared and paid after the end of the tax year in which the gain is realized.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1997 receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

      Repurchase Agreements
                                    Receivable for               Payable for
                                    Securities Sold         Securities Purchased
      --------------------------------------------------------------------------
      Value Trust                       $   267                    $1,417
      Special Investment Trust           15,625                     7,142
      Total Return Trust                  1,480                     1,750

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      (Amounts in Thousands)
      --------------------------------------------------------------------------
      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the year ended March 31, 1997 investment transactions (excluding short-term investments) were as follows:

                                           Purchases       Proceeds from Sales
      --------------------------------------------------------------------------
      Value Trust                          $454,107             $184,781
      Special Investment Trust              318,442              265,557
      Total Return Trust                    185,159              115,758

      At March 31, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                      Cost        Appreciation     Depreciation
      --------------------------------------------------------------------------
      Value Trust                 $1,214,992      $1,129,267        $(25,710)
      Special Investment Trust       734,513         334,239         (88,455)
      Total Return Trust             304,237          90,070          (4,831)

3. Transactions with Affiliates:
            Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker , Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Adviser provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Value Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; Special Investment Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; and Total Return Trust, 0.75% for all such assets.

           The Adviser has agreed to waive its fees and reimburse Total Return Trust for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of an annual rate of 1.95% of average daily net assets for Primary Shares and 0.95% for Navigator Shares. The Funds' agreements with the Adviser provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. At March 31, 1997 amounts due to the Adviser were $1,379, $675, and $259, respectively, for Value Trust, Special Investment Trust and Total Return Trust.

           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: Value Trust, 0.70% and 0.25%; Special Investment Trust and Total Return Trust, 0.75% and 0.25%, for distribution and service fees respectively. At March 31, 1997, distribution and service fees due to the distributor were as follows:
      Value Trust, $1,890; Special Investment Trust, $844; and Total Return Trust, $330.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1997: Value Trust, $262; Special Investment Trust, $195; and Total Return Trust, $53.

4. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1997, the Funds had no borrowings under the line of credit.

5. Fund Share Transactions:
           At March 31, 1997, there were 100,000 shares authorized at $.001 par value for all classes of each of the Funds. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Value Trust
      --Primary Class
        Year Ended March 31, 1997         20,980   $690,516     3,078  $93,067   (12,250)  $(391,684)     11,808   $391,899
        Year Ended March 31, 1996         13,216    311,427     3,120   70,153   (11,393)   (267,409)      4,943    114,171

      --Navigator Class
        Year Ended March 31, 1997            686     22,688       127    3,838      (303)     (9,605)        510     16,921
        Year Ended March 31, 1996            262      6,350       133    3,006      (265)     (6,289)        130      3,067

      Special Investment Trust
      --Primary Class
        Year Ended March 31, 1997         20,143    520,404     1,751   46,003   (17,785)   (455,887)      4,109    110,520
        Year Ended March 31, 1996         20,227    456,482       666   14,447   (19,985)   (451,572)        908     19,357

      --Navigator Class
        Year Ended March 31, 1997            312      8,240        78    2,060      (273)     (7,350)        117      2,950
        Year Ended March 31, 1996            313      7,199        39      859      (242)     (5,484)        110      2,574

      Total Return Trust
      --Primary Class
        Year Ended March 31, 1997          4,769     88,767       901   16,417    (2,274)    (40,953)      3,396     64,231
        Year Ended March 31, 1996          3,191     47,587       528    7,596    (2,722)    (40,039)        997     15,144

      --Navigator Class
        Year Ended March 31, 1997            142      2,588        29      518       (83)     (1,519)         88      1,587
        Year Ended March 31, 1996            100      1,483        18      259       (68)     (1,013)         50        729

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

Report of Independent Accountants



To the Shareholders and Directors of Legg Mason Value Trust, Inc.
                                     Legg Mason Special Investment Trust, Inc.
                                     Legg Mason Total Return Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc. ("the Funds") as of March 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc. as of March 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

Baltimore, Maryland
May 2, 1997

                           Legg Mason Family of Funds

 Equity Funds

Legg Mason Balanced Trust
Growth  and  Income--An   equity  mutual  fund  which  seeks  long-term  capital
appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason Total Return Trust
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

Legg Mason American Leading Companies Trust
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

Legg Mason Value Trust
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

Legg Mason Special Investment Trust
Aggressive Growth--An equity mutual fund which seeks capital appreciation. It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.


 Global Funds

Legg Mason Emerging Markets Trust
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.(dagger)

Legg Mason International Equity Trust
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.(dagger)

Legg Mason Global Government Trust
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.(dagger)


 Taxable Bond Funds

Legg Mason U.S. Government Intermediate-Term Portfolio
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

Legg Mason Investment Grade Income Portfolio
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

Legg Mason High Yield Portfolio
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.


 Tax-Free Bond Funds

Legg Mason Tax-Free
Intermediate-Term Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.(double dagger)

Legg Mason Maryland Tax-Free Income Trust
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.(double dagger)

Legg Mason Pennsylvania Tax-Free Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.(double dagger)


 Money Market Funds

Legg Mason U.S. Government Money Market Portfolio
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.*

Legg Mason Cash Reserve Trust
A  diversified  management  investment  company  investing   in   money   market
instruments to achieve stability of principal and current income consistent with stability of principal.*

Legg Mason Tax Exempt Trust
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.*

       (dagger) Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.

(double dagger) Income produced from the tax-free funds may be subject to  state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.

              * An  investment  in  any  of  these Funds is neither  insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read it carefully before investing or sending money.

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